                                                                     EXHIBIT 4.3

                             [LITRONIC INC. LOGO]

                                LITRONIC INC.

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 537004 10 3

THIS CERTIFIES THAT


IS THE OWNER OF
FULLY PAID AND NON ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

          ==================== LITRONIC INC. =======================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.  Dated:



TREASURER OR SECRETARY                                     PRESIDENT OR CHAIRMAN

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common UNIF GIFT MIN ACT- ________ CUSTODIAN _______ TEN ENT- as tenants by the entireties (CUST) (MINOR)
JT TEN- as joint tenants with right under Uniform Gifts to Minors of survivorship and not as tenants Act__________ in common (state)
Additional abbreviations may also be used though not in the above list.

For Value received, _____________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[______________________________________]

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
_______ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

________________________________________________________________________________
_______ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED ____________________


         ____________________________________________________________
   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
           WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:________________________________________________________
     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE

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